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                                                               EXHIBIT (10) (WW)

                               AMENDMENT NUMBER 2
                        THE REYNOLDS AND REYNOLDS COMPANY
                      RETIREE MEDICAL SAVINGS ACCOUNT PLAN

         The Reynolds and Reynolds Company (the "Company") established The Reynolds and Reynolds Company Retiree Medical Savings Account Plan (the "Plan") effective as of October 1, 1993. Thereafter, the Company has amended the Plan, the most recent amendment being Amendment Number 1 effective October 1, 1993. The Company desires to further amend the Plan as follows effective October 1, 1993:

1.       Article IV is amended by the restating the first paragraph of Section
         4.7 which shall read as follows:

         A Participant's vested interest in his Separate Account shall be zero percent until the Participant has completed three years of Vesting Service at which time his vested interest in his Separate Account shall be 100 percent. For Participant's hired on or before October 1, 1993, vesting will be determined from October 1, 1993. Otherwise, vesting will be determined from a Participant's date of hire.

         IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused this Amendment to be execute by its duly authorized officers on this 14 day of March, 1997.


                                         THE REYNOLDS AND REYNOLDS COMPANY

                                         By /s/ Thomas J. Momchilov
                                            ------------------------------------

                                         Title  V.P. Corporate Human Resources
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